Amplify Natural Resources Dividend Income ETF
Schedule of Investments
June 30, 2025 (Unaudited)

COMMON STOCKS - 99.1%	Shares	Value
Coal & Consumable Fuels - 1.5%
Alliance Resource Partners LP	6,619	$173,021

Commodity Chemicals - 9.2%
Dow, Inc.	19,792	524,092
LyondellBasell Industries NV - Class A	9,741	563,614
		1,087,706

Diversified Chemicals - 8.0%
Chemours Co.	46,793	535,780
Huntsman Corp.	39,353	410,058
		945,838

Fertilizers & Agricultural Chemicals - 3.5%
FMC Corp.	9,827	410,277

Integrated Oil & Gas - 9.9%
BP PLC - ADR	7,688	230,102
Chevron Corp.	1,212	173,547
Eni SpA - ADR (a)	4,648	150,688
Petroleo Brasileiro SA - ADR	49,067	613,828
		1,168,165

Oil & Gas Drilling - 6.4%
Helmerich & Payne, Inc.	8,442	127,981
Noble Corp. PLC	16,614	441,101
Patterson-UTI Energy, Inc.	30,632	181,648
		750,730

Oil & Gas Equipment & Services - 3.2%
Atlas Energy Solutions, Inc. (a)	17,455	233,374
USA Compression Partners LP	5,833	141,800
		375,174

Oil & Gas Exploration & Production - 23.1%
APA Corp.	13,513	247,153
Black Stone Minerals LP	12,537	163,984
Canadian Natural Resources Ltd.	6,464	202,970
Chord Energy Corp.	1,999	193,603
Civitas Resources, Inc.	8,041	221,288
Crescent Energy Co. - Class A	23,227	199,752
Dorchester Minerals LP	6,018	167,661
Kimbell Royalty Partners LP	18,359	256,292
Murphy Oil Corp.	10,149	228,353
Northern Oil & Gas, Inc.	10,852	307,654
Permian Resources Corp.	14,023	190,993
Sitio Royalties Corp. - Class A	18,848	346,426
		2,726,129

Oil & Gas Refining & Marketing - 10.7%
CVR Energy, Inc.	20,705	555,930
HF Sinclair Corp.	7,340	301,527
PBF Energy, Inc. - Class A	14,400	312,048
Sunoco LP	1,824	97,748
		1,267,253

Oil & Gas Storage & Transportation - 23.6%
Antero Midstream Corp.	10,719	203,125
Cheniere Energy Partners LP	1,573	88,167
Delek Logistics Partners LP	5,501	236,268
Enbridge, Inc.	4,233	191,840
Energy Transfer LP	7,991	144,877
Enterprise Products Partners LP	3,974	123,234
FLEX LNG Ltd. (a)	18,210	400,256
Global Partners LP/MA	1,966	103,667
Hess Midstream LP - Class A	3,456	133,090
Kinetik Holdings, Inc.	5,899	259,851
MPLX LP	2,608	134,338
Pembina Pipeline Corp.	4,403	165,156
Plains All American Pipeline LP	8,530	156,270
South Bow Corp. (a)	10,762	278,843
Western Midstream Partners LP	4,436	171,673
		2,790,655
TOTAL COMMON STOCKS (Cost $12,166,414)		11,694,948

SHORT-TERM INVESTMENTS - 7.1%		Value
Investments Purchased with Proceeds from Securities Lending - 6.5%	Shares
First American Government Obligations Fund - Class X, 4.25% (b)	770,854	770,854

Money Market Funds - 0.6%	Shares
Invesco Government & Agency Portfolio - Institutional Class, 4.26% (b)	63,403	63,403
TOTAL SHORT-TERM INVESTMENTS (Cost $834,257)		834,257

TOTAL INVESTMENTS - 106.2% (Cost $13,000,671)		12,529,205
Liabilities in Excess of Other Assets - (6.2)%		(730,707)
TOTAL NET ASSETS - 100.0%		$11,798,498
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
LP - Limited Partnership
PLC - Public Limited Company

(a)	All or a portion of this security is on loan as of June 30, 2025. The fair value of these securities was $751,265.
(b)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Amplify Natural Resources Dividend Income ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	11,694,948	–	–	11,694,948
Investments Purchased with Proceeds from Securities Lending	770,854	–	–	770,854
Money Market Funds	63,403	–	–	63,403
Total Investments	12,529,205	–	–	12,529,205

Refer to the Schedule of Investments for further disaggregation of investment categories.

Secured Borrowings (Unaudited)
The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity. As of June 30, 2025, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.